Investor Presentation Third Quarter 2023 Richard P. Smith, President & Chief Executive Officer Dan K. Bailey, EVP & Chief Banking Officer John S. Fleshood, EVP & Chief Operating Officer Peter G. Wiese, EVP & Chief Financial Officer Exhibit 99.2

Safe Harbor Statement Investor Presentation | Third Quarter 20232 The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond our control. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the conditions of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; the impacts of inflation, interest rate, market and monetary fluctuations on the Company's business condition and financial operating results; the impact of changes in financial services industry policies, laws and regulations; regulatory restrictions affecting our ability to successfully market and price our products to consumers; technological changes; weather, natural disasters and other catastrophic events that may or may not be caused by climate change and their effects on the Company's customers and the economic and business environments in which the Company operates; the impact of a slowing U.S. economy and potentially increased unemployment on the performance of our loan portfolio, the market value of our investment securities and possible other-than-temporary impairment of securities held by us due to changes in credit quality or rates; the availability of, and cost of, sources of funding and the demand for our products; adverse developments with respect to U.S. or global economic conditions and other uncertainties, including the impact of supply chain disruptions, commodities prices, inflationary pressures and labor shortages on the economic recovery and our business; the impacts of international hostilities, terrorism or geopolitical events; adverse developments in the financial services industry generally such as the recent bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; the costs or effects of mergers, acquisitions or dispositions we may make, as well as whether we are able to obtain any required governmental approvals in connection with any such activities, or identify and complete favorable transactions in the future, and/or realize the anticipated financial and business benefits; the regulatory and financial impacts associated with exceeding $10 billion in total assets; the negative impact on our reputation and profitability in the event customers experience economic harm or in the event that regulatory violations are identified; the ability to execute our business plan in new markets; the future operating or financial performance of the Company, including our outlook for future growth and changes in the level and direction of our nonperforming assets and charge-offs; the appropriateness of the allowance for credit losses, including the assumptions made under our current expected credit losses model; any deterioration in values of California real estate, both residential and commercial; the effectiveness of the Company's asset management activities managing the mix of earning assets and in improving, resolving or liquidating lower-quality assets; the effect of changes in the financial performance and/or condition of our borrowers; changes in accounting standards and practices; changes in consumer spending, borrowing and savings habits; our ability to attract and maintain deposits and other sources of liquidity; the effects of changes in the level or cost of checking or savings account deposits on our funding costs and net interest margin; increasing noninterest expense and its impact on our financial performance; competition and innovation with respect to financial products and services by banks, financial institutions and non-traditional competitors including retail businesses and technology companies; the challenges of attracting, integrating and retaining key employees; the vulnerability of the Company's operational or security systems or infrastructure, the systems of third-party vendors or other service providers with whom the Company contracts, and the Company's customers to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and data/security breaches and the cost to defend against and respond to such incidents; the impact of the recent cyber security ransomware incident on our operations and reputation; increased data security risks due to work from home arrangements and email vulnerability; failure to safeguard personal information, and any resulting litigation; the effect of a fall in stock market prices on our brokerage and wealth management businesses; the transition from the LIBOR to new interest rate benchmarks; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and our ability to manage the risks involved in the foregoing. There can be no assurance that future developments affecting us will be the same as those anticipated by management. Additional factors that could cause results to differ materially from those described above can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission (the “SEC”) and all subsequent filings with the SEC under Sections 13(a), 13(c), 14, and 15(d) of the Securities Act of 1934, as amended. Such filings are also available in the “Investor Relations” section of our website, https://www.tcbk.com/investor-relations and in other documents we file with the SEC. Annualized, pro forma, projections and estimates are not forecasts and may not reflect actual results. We undertake no obligation (and expressly disclaim any such obligation) to update or alter our forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Tri Counties Bank Investor Presentation | Third Quarter 20233

Agenda • Most Recent Quarter Recap • Company Overview • Lending Overview • Deposit Overview • Financials 4 • Judi Giem, SVP & Chief Human Resources Officer • Peter Wiese, EVP & Chief Financial Officer • Dan Bailey, EVP & Chief Banking Officer • Rick Smith, President & Chief Executive Officer • John Fleshood, EVP & Chief Operating Officer • Craig Carney, EVP & Chief Credit Officer • Greg Gehlmann, SVP & General Counsel Executive Team (left to right) 4 Investor Presentation | Third Quarter 2023

Most Recent Quarter Highlights Investor Presentation | Third Quarter 20235 • Pre-tax pre-provision ROAA and ROAE were 1.86% and 16.49%, respectively, for the quarter ended September 30, 2023, and 2.16% and 20.41%, respectively, for the same quarter in the prior year • Our efficiency ratio was 55.6% for the quarter ended September 30, 2023, compared to 58.7% and 49.63% for the quarters ended June 30, 2023 and September 30, 2022, respectively Operating Leverage and Profitability • Total loans grew by an annualized 11.5% while deposits declined by an annualized 4.2% • Loan to deposit ratio has grown to 83.8% at September 30, 2023 compared to 72.9% a year ago • Cash flows generated from investment securities continue to reduce short-term borrowing needs • The continued and intentional mix shift of earning assets will benefit both interest income and interest expense in periods of future rate changes as management has not utilized any synthetic rate tools Balance Sheet Management • Readily available and unused funding sources, which total approximately $4.2 billion and represent 52% of total deposits and 175% of total estimated uninsured deposits. • No reliance on brokered deposits or FRB borrowing facilities during the 2023 or 2022 Liquidity • Net interest margin (FTE) of 3.88%, compared to 3.96% in the trailing quarter, and 4.02% in the quarter ended September 30, 2022, was influenced by the rising rate environment and balance sheet augmentation • The loan portfolio yields increased 14 basis points to 5.52% during the quarter • Yield on earning assets (FTE) of 4.94% in the quarter, an increase of 16 basis points from 4.78% in the trailing quarter, while the cost of interest-bearing liabilities increased 34 basis points from 1.37% to 1.71% Net Interest Income and Margin • The allowance for credit losses to total loans was 1.73% as of September 30, 2023, compared to 1.80% as of June 30, 2023, and 1.61% as of September 30, 2022 • Management continues to actively monitor the entire portfolio and decreases in both nonaccrual and criticized loans were realized during the quarter • Overall portfolio credit trends remain below historic averages with loans past due 30+ days to total loans remaining less than 0.15% at quarter end Credit Quality • Non-interest-bearing deposits comprised 35.7% of total deposits • Deposit betas remain low with a cycle-to-date deposit beta of 15.6% Diverse Deposit Base • Quarterly dividend of $0.30 or $1.20 annually • Approximately 1.2 million shares remain as being authorized for repurchase • Tangible capital ratio of 7.9% at September 30, 2023, an increase from 6.9% in the same quarter, prior year • Strength in core earnings is key to self-financed and self-funded growth • All regulatory capital ratios have grown year-over-year Capital Strategies

Company Overview Investor Presentation | Third Quarter 20236 Nasdaq: TCBK Headquarters: Chico, California Stock Price*: $32.03 Market Cap.: $1.07 Billion Asset Size: $9.90 Billion Loans: $6.71 Billion Deposits: $8.01 Billion Bank Branches: 69 ATMs: 87 Bank ATMs, with access to ~ 40,000 in network Market Area: TriCo currently serves 31 counties throughout California • As of close of business September 30, 2023

7 “Recurring Critical and Strategic Themes Noted in Recent Executive Discussions” • Continued Identification and Acquisition of New Customer Relationships While Expanding Services to Existing Customers – A Holistic Understanding of Their Balance Sheet and Ours • Capital – Balance of Regulatory and Shareholder Expectations • Scaling and Leverage – Meticulously Patient in Finding the Right Partner at the Right Time to Cross $10 Billion in Total Assets • Rationalization of Operating Costs Through the Relentless Pursuit of Redundant Expenses / Overlapping Vendor Services and Partially Implemented Technologies • Regulatory Focus Areas – Compliance (Including CRA & ESG) Data Governance and the Hurdles Associated with Merger Approvals • Active Monitoring of Loans for Early Warning Signs of Credit Deterioration and the Impact of Actual or Potential Global Events on Local Markets Investor Presentation | Third Quarter 2023

Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Net Income ($MM) $13.9 $15.0 $16.2 $23.2 $22.7 $23.1 $23.4 $22.9 $16.1 $7.4 $17.6 $23.6 $33.6 $28.4 $27.4 $28.2 $20.4 $31.4 $37.3 $36.3 $35.8 $24.9 $30.6 Qtrly Diluted EPS $0.60 $0.65 $0.53 $0.76 $0.74 $0.75 $0.76 $0.75 $0.53 $0.25 $0.59 $0.79 $1.13 $0.95 $0.92 $0.94 $0.67 $0.93 $1.12 $1.09 $1.07 $0.75 $0.92 $0.00 $0.40 $0.80 $1.20 $0 $4 $8 $12 $16 $20 $24 $28 $32 $36 $40 Q tr ly E P S ( di lu te d) E a rn in gs ( in M ill io n s) Positive Earnings Track Record Investor Presentation | Third Quarter 20238 July 2018 Acquired FNB Bancorp ($1.2B assets) March 2022 Acquired Valley Republic Bancorp ($1.4B assets) 2020 Elevated ACL Provisioning Associated with COVID Related Risks

37% 27% 27% 41% 25% 29% 33% 2017 2018 2019 2020 2021 2022 2023 $0.52 $0.60 $0.74 $0.53 $1.13 $0.67 $1.07 $0.58 $0.65 $0.75 $0.25 $0.95 $0.93 $0.75 $0.51 $0.53 $0.76 $0.59 $0.92 $1.12 $0.92 $0.76 $0.75 $0.79 $0.94 $1.09 $1.74 $2.54 $3.00 $2.16 $3.94 $3.83 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3 Q4 8.10% 10.75% 10.49% 7.18% 12.10% 11.67% 11.06% 2017 2018 2019 2020 2021 2022 2023 $0.15 $0.17 $0.19 $0.22 $0.25 $0.25 $0.30 $0.17 $0.17 $0.19 $0.22 $0.25 $0.25 $0.30 $0.17 $0.17 $0.22 $0.22 $0.25 $0.30 $0.30 $0.17 $0.19 $0.22 $0.22 $0.25 $0.30 $0.66 $0.70 $0.82 $0.88 $1.00 $1.10 $1.20 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 2017 2018 2019 2020 2021 2022 2023 Q1 Q2 Q3 Q4 Shareholder Returns Investor Presentation | Third Quarter 20239 Dividends per Share: 11.4% CAGR* Dividends as % of Earnings Return on Avg. Shareholder Equity Diluted EPS • Compound Annual Growth Rate, 5 years 2023 ROE results YTD annualized

Consistent Growth Investor Presentation | Third Quarter 202310 Organic Growth and Disciplined Acquisitions  Asset Dollars in Billions. 10 yrs.5 yrs. 14.2%9.4% CAGR, Assets Trailing 10 years Trailing 5 quarters

11 Investor Presentation | Third Quarter 2023 Deposits 11

Liability Mix: Strength in Funding Investor Presentation | Third Quarter 202312 Total Deposits = $8.09 billion 92.6% of Funding Liabilities Liability Mix 09/30/2023  Peer group consists of 99 closest peers in terms of asset size, range $4.7-11.5 Billion; source: BankRegData.com  Net Loans includes LHFS and Allowance for Credit Loss; Core Deposits = Total Deposits less CDs > 250k and Brokered Deposits (0.03% Funding Cost) Non Interest- bearing Demand Deposits, 32.4% Interest-bearing Demand & Savings Deposits, 51.7% Time Deposits, 6.7% Borrowings & Subordinated Debt, 7.2% Other liabilities, 2.0% 7 5 .9 7 2 .6 7 1 .8 7 0 .1 6 6 .9 6 6 .0 6 6 .4 6 9 .1 7 2 .1 7 6 .5 7 9 .5 8 0 .4 8 4 .0 0 20 40 60 80 100 120 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 Loans to Core Deposits (%) TCBK Peers 3 9 .7 3 9 .7 4 0 .3 4 0 .7 4 0 .7 4 0 .4 4 1 .1 4 1 .2 4 2 .5 4 2 .0 4 0 .3 3 8 .0 3 5 .7 0 10 20 30 40 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 Non Interest-bearing Deposits as % of Total Deposits TCBK Peers

$376 $345 $328 $324 $327 $298 $349 $327 $304 $224 $346 $492 $588 $3,446 $3,580 $3,769 $3,824 $3,967 $4,090 $4,783 $4,825 $4,674 $4,603 $4,443 $4,530 $4,564 $2,518 $2,582 $2,767 $2,844 $2,943 $2,980 $3,583 $3,604 $3,678 $3,502 $3,237 $3,073 $2,858$6,341 $6,506 $6,863 $6,992 $7,237 $7,367 $8,714 $8,757 $8,656 $8,329 $8,026 $8,095 $8,010 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Deposits: Strength in Cost of Funds Investor Presentation | Third Quarter 202313  Balances presented in millions, end of period  Relationship focused pricing for retention and acquisition  Continued best in class total deposit Beta, 15.6% cycle to date

$186 $170 $132 $126 $287 - 100 200 300 400 500 600 700 800 $0-$100k >$100k-$250k >$250k - $500k >$500k - $1mln >$1mln $233 $207 $203 $210 $705 - 100 200 300 400 500 600 700 800 $387 $265 $178 $149 $283 - 100 200 300 400 500 600 700 800 $758 $476 $293 $201 $452 - 100 200 300 400 500 600 700 800 G re a te r C h ic o $544 $271 $141 $99 $94 - 100 200 300 400 500 600 700 800 Prior Quarter N o rt h er n Deposits by Region Investor Presentation | Third Quarter 202314  Excludes bank owned operational deposits, public funds, and Direct Banking division. $1.149 billion, total $2.180 billion, total $1.262 billion, total $1.558 billion, total $0.901 billion, total S a cr am en to V a lle y C e nt ra l V a lle y B a y A re a

Business $3,342 Consumer $3,708 Deposits: Demand & Savings Deposit Mix Investor Presentation | Third Quarter 202315 [1] Excludes time deposits, bank owned operational deposits and public funds. Balance Tier, $ millions [1]Total Demand & Savings ($ millions exterior, count interior) 486 491 454 481 1,430 1,622 897 493 305 391 Consumer Business Prior Quarter, Total # 34,960 # 203,295

74.0 73.2 72.7 72.5 71.2 70.3 66.3 66.3 66.5 67.6 71.2 68.9 70.0 65.6 64.9 63.8 63.6 63.7 62.8 62.3 62.8 62.9 64.0 68.8 68.5 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Insured Deposits as % of Total Deposits [2][3] TCBK Peers 31.6 25.2 21.5 21.9 19.0 17.6 18.6 19.8 21.8 22.8 25.3 25.3 26.5 43.4 40.1 37.5 37.2 35.7 34.2 37.1 36.3 35.7 39.6 50.4 55.9 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 Pledged Securities as % of Total Securities [3] TCBK Peers $2,427 $1,702 $72 Liquidity Sources [1] Total Borrow Capacity Unpledged Securities AFS Cash Liquidity Investor Presentation | Third Quarter 202316 [1] $ millions, as of 9/30/2023, cash based upon total held at or in transit with FRB [2] Based upon estimated uninsured deposits reported in Call Report schedule RC-O includes demand and time deposits [3] Peer group consists of closest 99 peers in terms of assets, sourced from BankRegData.com $4.2 Billion 175% of estimated uninsured deposits  In addition to a strong deposit base, the bank maintains a variety of easily accessible funding sources

Investor Presentation | Third Quarter 2023 Loans and Credit Quality 1717

Loan Portfolio and Yield Investor Presentation | Third Quarter 202318  Q1 2021 increase includes $98MM Jumbo Mortgage pool purchase  End of period balances are presented net of fees and include LHFS. Yields based on average balance and annualized quarterly interest income.  Acquired VRB Loans of $795MM upon 3/25/2022 with a WAR of 4.31%. $4,022 $4,111 $4,381 $4,386 $4,407 $4,443 $4,610 $4,711 $4,739 $4,859 $5,796 $6,097 $6,313 $6,452 $6,422 $6,521 $6,709 5.24% 5.44% 5.23% 5.05% 4.78% 5.09% 5.15% 4.86% 4.92% 4.96% 4.69% 4.73% 4.88% 5.10% 5.21% 5.38% 5.52% 3.50% 4.50% 5.50% 6.50% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Non-PPP PPP Loans Loan Yield Loan Yield Excl PPP

$178 $199 $165 $250 $464 $285 $303 $412 $396 $473 $446 $250 $159 $170 $247 -$118 -$139 -$131 -$166 -$241 -$192 -$243 -$250 -$225 -$205 -$270 -$110 -$92 -$107 -$77 $6 -$56 -$20 -$47 -$59 $6 -$33 -$47 $4 $33 $42 -$4 -$94 $36 $22 Q1-2020 Q2-2020 Q3-2020 Q4-2020 Q1-2021 Q2-2021 Q3-2021 Q4-2021 Q1-2022 Q2-2022 Q3-2022 Q4-2022 Q1-2023 Q2-2023 Q3-2023 Origination Payoffs Balance Change net of Originations and Payoffs Gross Production vs. Payoff Investor Presentation | Third Quarter 202319  Outstanding Principal in Millions, excludes PPP  Includes Q1 2021 increase of $98MM and Q4 2020 increase of $40MM in Jumbo Mortgage pool purchases  $800MM in outstanding at close of Q1-2022 related to VRB Acquisitions ($795MM at acquisition) excluded from the chart TCBK originated nearly $1.5 billion in 2021, while facing headwinds of an increased $372 million in payoffs during 2021. In addition to the nearly $0.8 billion in non-PPP loan originations in 2020, TCBK originated over $0.4 billion in PPP loans. Originations and net loan growth in 2022 were supportive of the positive mix shift in earning assets and facilitated both NII and NIM expansion.

Diversified Loan Portfolio



CRE Non-Owner Occupied
3Q-2023 $2,172
3Q-2022 $2,051
CRE-Owner Occupied
3Q-2023 $957
3Q-2022 $968
Multifamily
3Q-2023 $959
3Q-2022 $928
SFR 1-4 Term
3Q-2023 $871
3Q-2022 $765
Commercial I & Industrial
3Q-2023 $600
3Q-2022 $528
SFR HELOC and Junior Liens
3Q-2023 $353
3Q-2022 $394
Construction
3Q-2023 $321
3Q-2022 $257
Agriculture & Farmland
3Q-2023 $402
3Q-2022 $351
Auto & Other
3Q-2023 $66
3Q-2022 $56

CRE Non Own By Collateral	Loans, net ($MM)	# Loans	% of CRE NOO
Retail	$566	350	26%
Office	$463	367	21%
Hotel/Motel	$324	94	15%
Light Industrial	$169	184	8%
Self Storage	$134	49	6%
Mixed Use, Retail	$128	89	6%
Warehouse	$106	121	5%
Mixed Use, Office	$44	38	2%
Other (18 Types)	$238	218	11%
Total	$2,172	1,510	100%



Agriculture & Farmland 6%
Auto & Other 1%
Construction 5%
SFR HELOC and Junior Liens 5%
Commercial & Industrial 9%
SFR 1-4 Term 13%
Multifamily 14%
CRE-Owner Occupied 14%
CRE Non-Owner Occupied 33%

- Dollars in millions, Net Book Value at period end, excludes LHFS;
- Auto & other includes Leases; Commercial & Industrial includes six Municipality Loans for $20.8 mln.

20 Investor Presentation | Third Quarter 2023

trico bancshares

Office RE Collateral Investor Presentation | Third Quarter 202321  Graph circle size represent total loan Commitments in the Region; regional assignment based upon zip code of collateral  CRE loans secured by office collateral represents 9.5% of total Loan Portfolio Commitments. California Office Secured by Region Regions by Collateral Code Regions by Occupancy Type Wtd Avg LTV Net Book Balance (Avg) Net Book BalanceCommitmentsLoan Count TCBK Community Banking Regions 60.4%$ 968,012 $ 289,435,595 $ 318,252,747 299Central Valley 50.8%1,359,773 167,252,047 179,079,604 123Bay Area 60.1%913,525 159,866,825 167,727,424 175Sacramento Valley 63.6%578,170 72,271,240 76,285,351 125Chico 59.6%1,478,921 48,804,406 54,806,032 33Southern 60.9%342,747 20,564,794 23,229,741 60Northern 51.8%1,284,189 21,831,217 21,897,124 17Outside CA 58.3%$937,531 $780,026,124 $841,278,022 832Total

68% 52% 80% 63% 89% 73% 38% 49% 30% 45% 20% 37% 11% 23% 61% 44% 2% 3% 0% 0% 0% 4% 1% 7% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Retail Building Office Building Hotel/Motel Light Industrial Self Storage Other Multifamily CRE Owner Occupied <= 60% > 60% - 75% > 75% CRE Collateral Values Investor Presentation | Third Quarter 202322 Distribution by LTV (1) LTV Range (1) LTV as of most recent origination or renewal date. CRE Non-Owner Occupied by Collateral Type

0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 20232022202120202019201820172016201520142013201220112010<2010 Private Balance (MM) Unfunded (MM) WA Rate $2,193 $2,074 $964 $933 $350 $391 $596 $531 $964 $977 $872 $767 $325 $261 $406 $356 $63 $55 $174 $160 $65 $58 $659 $608 $647 $603 $60 $53 $367 $322 $134 $232 $8 $8 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 3Q-2023 3Q-2022 CRE Non-Owner Occupied Multifamily SFR HELOC and Junior Liens Commercial & Industrial CRE-Owner Occupied SFR 1-4 Term Construction Agriculture & Farmland Auto & Other Outstanding Principal ($MM) Unfunded Commitment ($MM) Unfunded Loan Commitments Investor Presentation | Third Quarter 202323 HELOCs – by vintage, with weighted avg. coupon (8.35% total WAC)  Outstanding Principal and Commitments exclude unearned fees and discounts/premiums, Leases, DDA Overdraft, and Credit Cards  PPP Excluded from C&I for $0.4 million and $1.0 million in Outstanding Principal as of Q3 2023 and Q3 2022, respectively. 9.71% 7.56%7.60% 8.20% 8.83%9.22%9.08%8.96%8.68%9.08%8.70%8.55% 9.44% 8.60%8.75%

C&I Utilization Investor Presentation | Third Quarter 202324  Excludes PPP loans; Outstanding Principal excludes unearned fees and discounts/premiums ($ millions)  C&I yield is expected to grow incrementally through the remainder of 2023.  Paired with treasury management services, C&I customers will be a continued source of noninterest bearing deposits. C&I Utilization by NAICS Industry: 3Q-2023 $205 $197 $187 $206 $186 $191 $448 $476 $509 $544 $527 $550 $574 $273 $372 $384 $360 $353 $339 $552 $547 $603 $593 $628 $653 $647 43% 35% 33% 36% 35% 36% 45% 47% 46% 48% 46% 46% 47% 5.10% 4.91% 4.85% 4.84% 4.97% 4.96% 4.46% 5.12% 6.11% 6.79% 7.31% 7.60% 7.89% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 3Q-2020 4Q-2020 1Q-2021 2Q-2021 3Q-2021 4Q-2021 1Q-2022 2Q-2022 3Q-2022 4Q-2022 1Q-2023 2Q-2023 3Q-2023 Outstanding Principal ($MM) Unfunded Commitment Utilization WAR $210 $43 $78 $66 $49 $24 $30 $9 $65 $205 $90 $32 $44 $31 $41 $11 $22 $171 51% 32% 71% 60% 61% 37% 72% 30% 28% 0% 5000% 10000% 15000% 20000% Oil & Gas Extraction Construction Finance and Insurance Wholesale Real Estate Healthcare Trans and Warehouse Retail Trade Other (14 Categories) Outstanding (mln) Unfunded (mln)

Fixed 43% Adjustable 44% Floating 13% Loan Yield Composition Investor Presentation | Third Quarter 202325  Dollars in millions, excludes PPP as well as unearned fees and accretion/amortization therein  Wtd Avg Rate (weighted average rate) as of 09/30/2023 and based upon outstanding principal; Next Reprice signifies either the next scheduled reprice date or maturity. 99% of Floating benchmarked to Prime Predominantly benchmarked to 5 Year Treasury 57% Adjustable + Floating $933 $327 $337 $512 $635 $697 $592 9.16% 6.32% 4.53% 4.31% 4.40% 5.30% 4.38% 9.18% 7.91% 7.46% 7.67% 7.49% 7.50% 7.61% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% - 100 200 300 400 500 600 700 800 900 1,000 Monthly (Floating) < 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4 - 5 Years > 5 Years Adjustable Loans, Principal Outstanding ($MM) Adj Wtd Avg Rate Adj Wtd Avg Rate if Repriced 09/30/2023

Allowance for Credit Losses Investor Presentation | Third Quarter 202326 Drivers of Change under CECL  Loan portfolio growth of $188 million in Q3  Growth driven by Ag production and Construction segments, $62 and $43 million, respectively  Both Quantitative and Qualitative reserve rates stabilized in the quarter  Gross charge-offs $5.357 million  Gross recoveries $0.720 million  Driven by sale of loan relationship with previously identified specific reserves 1.80% of Total Loans 1.73% of Total Loans  Directionally consistent with decrease in Criticized loans  Excludes gross charge-offs Scaled to reflect $110MM

Allowance for Credit Losses Investor Presentation | Third Quarter 202327 Allocation of Allowance by Segment

Risk Grade Migration Investor Presentation | Third Quarter 202328  Zero balance in Doubtful and Loss 86.0%87.8%87.8%89.0%87.8%87.6% 11.4%8.8%9.2%8.0%9.7%9.5% 1.4%2.4%2.0%2.0%1.8%2.1% 1.4%1.0%1.0%1.1%0.8%0.8% 3Q-20232Q-20231Q-20234Q-20223Q-20222Q-2022 Pass Watch Special Mention Substandard

395% 342% 297% 263% 293% 281% 690% 831% 586% 501% 686% 320% 401% 19 1% 17 9% 18 7% 19 4% 19 7% 21 0% 21 7% 31 0% 32 2% 30 5% 31 5% 29 8% 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 TCBK Peers Asset Quality Investor Presentation | Third Quarter 202329  Peer group consists of 99 closest peers in terms of asset size, range $6.0-13.7 Billion, source: BankRegData.com  NPA and NPL ratios displayed are net of guarantees. Peer Data for NPA update from Q1-2021 forward. Coverage Ratio: Allowance as % of Non-Performing Loans  The Bank continues to actively and aggressively address potential credit issues with short resolution timelines.  Over the past three years both the Bank’s total non-performing assets and coverage ratio have remained better than peers. Non-Performing Assets as a % of Total Assets 0.33% 0.38% 0.38% 0.42% 0.37% 0.38% 0.17% 0.15% 0.21% 0.25% 0.20% 0.40% 0.32% 0.58% 0.75% 0.68% 0.64% 0.60% 0.50% 0.46% 0.34% 0.34% 0.32% 0.37% 0.39% 2020 Q3 2020 Q4 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2022 Q1 2022 Q2 2022 Q3 2022 Q4 2023 Q1 2023 Q2 2023 Q3 TCBK Peers

Financials 3030 Investor Presentation | Third Quarter 2023

2Q23 to 3Q23 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM 2Q23 $89.0 3.96% Market rate changes - earning assets 3.4 17 Loan balances / mix and deferred fee earnings 1.5 8 Borrowings 0.3 2 Securities portfolio balances / mix (0.8) (4) Deposits balances / mix (1.0) (5) Time deposit rate changes (1.0) (5) Non-maturing deposit rate changes (3.8) (21) Day Count 1.0 3Q23 $88.5 3.88% $96.8 $103.4 $103.3 $107.5 $112.8 $94.5 $99.3 $93.7 $89.0 $88.5 4.02% 4.34% 4.21% 3.96% 3.88% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 3Q22 4Q22 1Q23 2Q23 3Q23 Int Income (FTE) Net Int Income (FTE) NIM (FTE) Net Interest Income (NII) and Margin (NIM) Investor Presentation | Third Quarter 202331

3Q22 to 3Q23 Reported Net Interest Income (NII) & NIM Walk NII $ in millions, NIM change in bps, all full taxable equivalent (FTE) NII NIM 3Q22 $94.5 4.02% Market rate changes - earning assets 16.5 38 Loan balances / mix and deferred fee earnings 3.6 9 Interest-bearing cash & Fed Funds (1.7) (4) Securities portfolio balances / mix (2.4) (6) Time deposits (3.7) (9) Borrowings (5.6) (13) Non-maturing deposits (12.6) (29) Day Count - 3Q23 $88.5 3.88% $96.8 $103.4 $103.3 $107.5 $112.8 $94.5 $99.3 $93.7 $89.0 $88.5 4.02% 4.34% 4.21% 3.96% 3.88% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 3Q22 4Q22 1Q23 2Q23 3Q23 Int Income (FTE) Net Int Income (FTE) NIM (FTE) Net Interest Income (NII) and Margin (NIM) Investor Presentation | Third Quarter 202332

0.89% 1.24% 1.43% 0.91% 1.43% 1.28% 1.24% 2017 2018 2019 2020 2021 2022 2023 1.70% 1.73% 1.94% 1.83% 1.91% 1.97% 1.93% 2017 2018 2019 2020 2021 2022 2023 65.4% 63.7% 59.7% 58.4% 53.2% 53.0% 54.8% 2017 2018 2019 2020 2021 2022 2023 4.22% 4.30% 4.47% 3.96% 3.58% 3.88% 4.01% 2017 2018 2019 2020 2021 2022 2023 Current Operating Metrics Investor Presentation | Third Quarter 202333 Net Interest Margin (FTE) PPNR as % of Average Assets Efficiency Ratio ROAA  2023 values through the nine months ended 9/30/2023, annualized where applicable

14.1% 14.4% 15.1% 15.2% 15.4% 14.2% 14.5% 2017 2018 2019 2020 2021 2022 2023 9.3% 9.5% 10.6% 9.3% 9.2% 7.6% 7.9% 2017 2018 2019 2020 2021 2022 2023 11.7% 12.5% 13.3% 12.9% 13.2% 11.7% 12.0% 2017 2018 2019 2020 2021 2022 2023 13.2% 13.7% 14.4% 14.0% 14.2% 12.4% 12.7% 2017 2018 2019 2020 2021 2022 2023 Well Capitalized Investor Presentation | Third Quarter 202334 Tier 1 Capital Ratio Total Risk Based Capital CET1 Ratio Tangible Capital Ratio  2023 values at quarter ended 9/30/2023

XYZ Investor Presentation | Third Quarter 202335 Pending update – no material change to format